UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AB GLOBAL THEMATIC GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2015

Date of reporting period: January 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

JAN    01.31.15

SEMI-ANNUAL REPORT

AB GLOBAL THEMATIC GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

March 9, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Thematic Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Global Thematic Growth Fund to AB Global Thematic Growth Fund.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental and quantitative research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a

AB GLOBAL THEMATIC GROWTH FUND •	1

holder to buy or sell underlying securities, real estate investment trusts (“REITs”) and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs.

These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index (net), for the six- and 12-month periods ended January 31, 2015.

For the six-month period, all share classes of the Fund outperformed the benchmark. Security selection, sector allocation and net currency positioning combined to drive the outperformance. Stock selection in technology, mostly embedded within the Web 3.0 theme, and health care, mostly embedded within the ConsumerCare theme, boosted performance. Stock selection in consumer discretionary, mostly within the Emerging Consumer theme, and energy, mostly within the Energy Transformation theme, offset some of the gains.

For the 12-month period, all share classes excluding Class B shares outperformed the benchmark. Sector allocation was responsible for most of the outperformance, and currency positioning also contributed, while security selection was negative. Stock selection in consumer staples, mostly embedded within the Fortifying Franchises and Emerging Consumer themes, and

2	• AB GLOBAL THEMATIC GROWTH FUND

health care, mostly embedded within the ConsumerCare theme, boosted performance. Stock selection in technology, mostly embedded within the Web 3.0 theme, and consumer discretionary, mostly embedded within the Emerging Consumer theme, offset some of the gains.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from returns during both periods.

Market Review and Investment Strategy

The performance of global equity markets was uneven during the reporting period, as risk sentiment seesawed amid mixed news flow. The global economic outlook dimmed in key regions of the world. In Europe, the eurozone continued to be burdened by anemic growth and the looming specter of deflation, leading the European Central Bank to implement a quantitative easing program in January 2015. In Asia, fears that Japan’s economic recovery was faltering prompted the Bank of Japan to inject more liquidity into global markets by significantly increasing its purchase of Japanese government assets, which lifted world equity markets temporarily. Data would indicate that Japan’s economy, the world’s third largest, had, in fact, slipped into a recession in the third quarter of 2014. And in emerging Asia, data released during the period continued to suggest that China’s economic slowdown was more firmly entrenched than originally thought. Despite the discouraging numbers, China’s equity markets continued to rally, fueled by hopes of more stimulus measures to jump-start growth and investors engaging in margin trading. Concerns about the dimming global economic outlook led to a steep drop in commodity prices, especially crude oil, and negatively impacted the economies of countries that rely heavily on exporting raw materials, including Australia, Brazil and Russia. The one bright spot was found in the U.S., where investors grew increasingly confident that the American economy was strengthening, buoyed by a low interest rate environment, encouraging domestic data, strong corporate earnings and news about potential corporate deals. However, U.S. equity markets fell in January 2015 as concerns about the global economic outlook and falling oil prices curbed risk appetites.

The Global Thematic Growth Investment Team (the “Team”) continues to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team continues to focus on trends that persist regardless of the economic cycle, possessing what its analysis suggests to be longer-term growth fundamentals.

AB GLOBAL THEMATIC GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk, because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GLOBAL THEMATIC GROWTH FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GLOBAL THEMATIC GROWTH FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Thematic Growth Fund*
Class A	0.64%	7.60%

Class B†	0.22%	6.74%

Class C	0.27%	6.82%

Advisor Class‡	0.79%	7.90%

Class R‡	0.59%	7.48%

Class K‡	0.75%	7.80%

Class I‡	0.92%	8.17%

MSCI AC World Index (net)	-2.25%	6.80%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended January 31, 2015 by 0.03%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.60%	3.02%
5 Years	6.90%	5.97%
10 Years	4.85%	4.39%

Class B Shares
1 Year	6.74%	2.74%
5 Years	6.05%	6.05%
10 Years(a)	4.17%	4.17%

Class C Shares
1 Year	6.82%	5.82%
5 Years	6.12%	6.12%
10 Years	4.08%	4.08%

Advisor Class Shares*
1 Year	7.90%	7.90%
5 Years	7.22%	7.22%
10 Years	5.16%	5.16%

Class R Shares*
1 Year	7.48%	7.48%
5 Years	6.81%	6.81%
10 Years	4.80%	4.80%

Class K Shares*
1 Year	7.80%	7.80%
5 Years	7.13%	7.13%
Since Inception†	5.06%	5.06%

Class I Shares*
1 Year	8.17%	8.17%
5 Years	7.51%	7.51%
Since Inception†	5.41%	5.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.28%, 2.23%, 1.22%, 1.60%, 1.29% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.06%
5 Years	4.60%
10 Years	3.79%

Class B Shares
1 Year	-0.34%
5 Years	4.67%
10 Years(a)	3.57%

Class C Shares
1 Year	2.74%
5 Years	4.74%
10 Years	3.48%

Advisor Class Shares*
1 Year	4.81%
5 Years	5.82%
10 Years	4.55%

Class R Shares*
1 Year	4.38%
5 Years	5.42%
10 Years	4.19%

Class K Shares*
1 Year	4.71%
5 Years	5.75%
Since Inception†	5.15%

Class I Shares*
1 Year	5.05%
5 Years	6.12%
Since Inception†	5.50%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB GLOBAL THEMATIC GROWTH FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2014	Ending Account Value January 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.40	$7.59	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class B
Actual	$1,000	$1,002.20	$11.61	2.30%
Hypothetical**	$1,000	$1,013.61	$11.67	2.30%
Class C
Actual	$1,000	$1,002.70	$11.36	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Advisor Class
Actual	$1,000	$1,007.90	$6.23	1.23%
Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class R
Actual	$1,000	$1,005.90	$8.14	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Class K
Actual	$1,000	$1,007.50	$6.58	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class I
Actual	$1,000	$1,009.20	$4.91	0.97%
Hypothetical**	$1,000	$1,020.32	$4.94	0.97%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GLOBAL THEMATIC GROWTH FUND •	9

Expense Example

PORTFOLIO SUMMARY

January 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $682.6

*	All data are as of January 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Austria, Germany, Italy, Mexico, Peru, Philippines, South Africa, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
UnitedHealth Group, Inc.	$14,054,750	2.1%
AIA Group Ltd.	13,634,649	2.0
Roche Holding AG	13,556,724	2.0
Visa, Inc. – Class A	13,392,971	2.0
NIKE, Inc. – Class B	13,337,505	1.9
Housing Development Finance Corp. Ltd.	13,125,661	1.9
Anheuser-Busch InBev NV	12,951,577	1.9
Unicharm Corp.	12,950,235	1.9
Abbott Laboratories	12,751,229	1.9
Google, Inc. – Class C	12,570,841	1.8
	$132,326,142	19.4%

*	Long-term investments.

AB GLOBAL THEMATIC GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 25.4%
Communications Equipment – 1.1%
CalAmp Corp.(a)	33,267	$595,812
Palo Alto Networks, Inc.(a)	54,480	6,885,727

		7,481,539

Electronic Equipment, Instruments & Components – 0.9%
InvenSense, Inc.(a)(b)	404,460	5,973,874

Internet Software & Services – 5.4%
Facebook, Inc. – Class A(a)	89,340	6,781,800
Google, Inc. – Class C(a)	23,518	12,570,841
LinkedIn Corp. – Class A(a)	48,304	10,855,841
Tencent Holdings Ltd.	412,100	6,945,441

		37,153,923

IT Services – 2.0%
Visa, Inc. – Class A	52,540	13,392,971

Semiconductors & Semiconductor Equipment – 7.9%
ams AG	193,290	7,565,629
Avago Technologies Ltd.	103,870	10,686,146
MediaTek, Inc.	512,000	7,785,082
NVIDIA Corp.	434,172	8,338,273
NXP Semiconductors NV(a)	118,170	9,375,608
Skyworks Solutions, Inc.	122,760	10,195,218

		53,945,956

Software – 6.0%
Imperva, Inc.(a)	134,670	5,623,819
Mobileye NV(a)(b)	225,468	8,881,185
NetSuite, Inc.(a)	32,668	3,215,511
salesforce.com, Inc.(a)	142,810	8,061,625
ServiceNow, Inc.(a)	88,960	6,485,184
Verint Systems, Inc.(a)	162,150	8,655,567

		40,922,891

Technology Hardware, Storage & Peripherals – 2.1%
Apple, Inc.	70,660	8,278,526
Cray, Inc.(a)	188,690	6,130,538

		14,409,064

		173,280,218

Consumer Discretionary – 20.6%
Auto Components – 1.8%
Delphi Automotive PLC	180,660	12,416,762

Automobiles – 4.0%
Harley-Davidson, Inc.	128,850	7,950,045
Nissan Motor Co., Ltd.	575,400	4,906,561
Tata Motors Ltd. – Class A	1,263,281	7,408,896

12	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Volkswagen AG (Preference Shares)	30,155	$6,727,214

		26,992,716

Diversified Consumer Services – 1.1%
Kroton Educacional SA	1,657,200	7,596,593

Hotels, Restaurants & Leisure – 3.0%
Alsea SAB de CV(a)(b)	1,389,484	3,716,229
Melco Crown Entertainment Ltd. (ADR)	289,000	6,936,000
Yum! Brands, Inc.	130,530	9,434,708

		20,086,937

Internet & Catalog Retail – 3.4%
Amazon.com, Inc.(a)	21,452	7,605,378
JD.com, Inc. (ADR)(a)	295,523	7,340,791
Priceline Group, Inc. (The)(a)	8,290	8,368,589

		23,314,758

Media – 0.5%
Comcast Corp. – Class A	63,890	3,395,434

Multiline Retail – 1.6%
Lojas Renner SA	182,500	4,795,025
Matahari Department Store Tbk PT	4,743,500	5,793,347

		10,588,372

Specialty Retail – 1.8%
Chow Tai Fook Jewellery Group Ltd.(b)	4,005,000	5,299,412
Fast Retailing Co., Ltd.	19,500	7,234,028

		12,533,440

Textiles, Apparel & Luxury Goods – 3.4%
Cie Financiere Richemont SA	121,880	10,125,558
NIKE, Inc. – Class B	144,580	13,337,505

		23,463,063

		140,388,075

Health Care – 19.0%
Biotechnology – 1.6%
Cepheid(a)	191,502	10,821,778
Spark Therapeutics, Inc.(a)	6,979	348,950

		11,170,728

Health Care Equipment & Supplies – 3.8%
Abbott Laboratories	284,880	12,751,229
Elekta AB – Class B(b)	380,720	4,085,946
Essilor International SA	78,900	8,787,204

		25,624,379

Health Care Providers & Services – 2.1%
UnitedHealth Group, Inc.	132,280	14,054,750

Life Sciences Tools & Services – 2.6%
Illumina, Inc.(a)	41,270	8,055,491
Quintiles Transnational Holdings, Inc.(a)	161,437	9,766,939

		17,822,430

AB GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 8.9%
Aspen Pharmacare Holdings Ltd.(a)	262,110	$9,814,555
Bristol-Myers Squibb Co.	173,820	10,476,132
Kalbe Farma Tbk PT	40,909,500	6,002,294
Perrigo Co. PLC	72,900	11,061,846
Roche Holding AG	50,300	13,556,724
Sun Pharmaceutical Industries Ltd.	665,340	9,865,035

		60,776,586

		129,448,873

Financials – 13.0%
Banks – 3.6%
Credicorp Ltd.	40,950	5,901,714
HDFC Bank Ltd.	374,620	6,501,613
ING Groep NV(a)	585,820	7,283,149
UniCredit SpA	890,210	5,248,017

		24,934,493

Capital Markets – 1.2%
UBS Group AG(a)	482,520	8,048,433

Diversified Financial Services – 2.3%
Intercontinental Exchange, Inc.	42,210	8,683,863
London Stock Exchange Group PLC	208,280	7,395,336

		16,079,199

Insurance – 2.9%
AIA Group Ltd.	2,351,400	13,634,649
St James’s Place PLC	460,860	5,929,356

		19,564,005

Real Estate Management & Development – 1.1%
Global Logistic Properties Ltd.	3,954,000	7,377,329

Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp. Ltd.	639,090	13,125,661

		89,129,120

Consumer Staples – 12.2%
Beverages – 1.9%
Anheuser-Busch InBev NV	106,190	12,951,577

Food Products – 5.5%
Danone SA	115,017	7,718,882
Mead Johnson Nutrition Co. – Class A	103,870	10,230,156
Nestle SA	107,760	8,229,735
Universal Robina Corp.	1,913,660	8,978,090
WH Group Ltd.(a)(c)	4,854,000	2,742,479

		37,899,342

Household Products – 3.7%
Colgate-Palmolive Co.	178,780	12,071,226
Unicharm Corp.	470,000	12,950,235

		25,021,461

14	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 1.1%
Estee Lauder Cos., Inc. (The) – Class A	107,470	$7,586,307

		83,458,687

Energy – 4.8%
Energy Equipment & Services – 1.6%
Schlumberger Ltd.	133,070	10,963,637

Oil, Gas & Consumable Fuels – 3.2%
Concho Resources, Inc.(a)	111,290	12,336,497
Noble Energy, Inc.	192,830	9,205,704

		21,542,201

		32,505,838

Industrials – 1.8%
Aerospace & Defense – 1.1%
Hexcel Corp.	166,620	7,369,603

Machinery – 0.7%
FANUC Corp.(b)	30,000	5,038,179

		12,407,782

Materials – 1.8%
Chemicals – 1.8%
Monsanto Co.	103,841	12,251,161

Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
SoftBank Corp.(b)	110,800	6,520,765

Total Common Stocks (cost $574,967,636)		679,390,519

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(d)(e) (cost $3,269,248)	3,269,248	3,269,248

Total Investments Before Security Lending Collateral for Securities Loaned –100.0% (cost $578,236,884)		682,659,767

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.0%
Investment Companies – 4.0%
AB Exchange Reserves – Class I, 0.07%(d)(e) (cost $27,295,882)	27,295,882	27,295,882

Total Investments – 104.0% (cost $605,532,766)		709,955,649
Other assets less liabilities – (4.0)%		(27,322,359)

Net Assets – 100.0%		$682,633,290

AB GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	NOK	14,122	USD	1,815	3/18/15	$(10,492)
Barclays Bank PLC	SEK	14,115	USD	1,720	3/18/15	13,760
BNP Paribas SA	GBP	4,848	USD	7,330	3/18/15	30,432
BNP Paribas SA	USD	8,514	AUD	10,968	3/18/15	1,430
BNP Paribas SA	USD	7,073	HKD	54,826	3/18/15	(832)
Citibank	USD	6,014	GBP	3,983	3/18/15	(16,053)
Deutsche Bank AG	USD	16,896	CAD	19,896	3/18/15	(1,247,462)
Deutsche Bank AG	USD	15,387	GBP	9,854	3/18/15	(548,811)
Deutsche Bank AG	USD	13,941	JPY	1,682,199	3/18/15	391,557
Deutsche Bank AG	USD	1,866	SEK	14,115	3/18/15	(159,291)
Goldman Sachs Bank USA	BRL	23,847	USD	8,905	2/03/15	17,589
Goldman Sachs Bank USA	USD	8,957	BRL	23,847	2/03/15	(69,936)
Goldman Sachs Bank USA	USD	9,064	AUD	10,992	3/18/15	(530,174)
Royal Bank of Scotland PLC	BRL	23,847	USD	8,957	2/03/15	69,936
Royal Bank of Scotland PLC	USD	9,218	BRL	23,847	2/03/15	(330,656)
Royal Bank of Scotland PLC	BRL	23,847	USD	9,150	3/03/15	331,762
Royal Bank of Scotland PLC	USD	2,266	BRL	5,921	3/03/15	(76,461)
Royal Bank of Scotland PLC	CHF	17,459	USD	17,917	3/18/15	(1,139,033)
Standard Chartered Bank	HKD	245,240	USD	31,637	3/18/15	3,503
State Street Bank & Trust Co.	USD	3,012	EUR	2,667	3/18/15	3,143
State Street Bank & Trust Co.	USD	4,489	EUR	3,648	3/18/15	(365,032)
State Street Bank & Trust Co.	USD	5,843	HKD	45,305	3/18/15	323
State Street Bank & Trust Co.	USD	1,962	NOK	14,122	3/18/15	(136,352)

						$(3,767,150)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the market value of this security amounted to $2,742,479 or 0.4% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16	• AB GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $574,967,636)	$679,390,519 (a)
Affiliated issuers (cost $30,565,130—including investment of cash collateral for securities loaned of $27,295,882)	30,565,130
Foreign currencies, at value (cost $4,295,554)	4,250,055
Receivable for investment securities sold and foreign currency transactions	5,438,465
Dividends and interest receivable	907,769
Unrealized appreciation on forward currency exchange contracts	863,435
Receivable for capital stock sold	150,769

Total assets	721,566,142

Liabilities
Payable for collateral received on securities loaned	27,295,882
Unrealized depreciation on forward currency exchange contracts	4,630,585
Payable for investment securities purchased and foreign currency transactions	4,081,222
Advisory fee payable	1,295,122
Payable for capital stock redeemed	847,405
Transfer Agent fee payable	255,277
Distribution fee payable	199,428
Administrative fee payable	25,409
Accrued expenses	302,522

Total liabilities	38,932,852

Net Assets	$682,633,290

Composition of Net Assets
Capital stock, at par	$82,625
Additional paid-in capital	835,689,462
Accumulated net investment loss	(3,454,008)
Accumulated net realized loss on investment and foreign currency transactions	(250,285,411)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	100,600,622

$682,633,290

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$546,133,210	6,479,012	$84.29	*

B	$15,415,867	217,332	$70.93

C	$71,710,351	1,003,625	$71.45

Advisor	$36,464,469	411,503	$88.61

R	$3,357,183	40,118	$83.68

K	$8,950,428	104,142	$85.94

I	$601,782	6,803	$88.46

(a)	Includes securities on loan with a value of $25,807,387 (see Note E).

*	The maximum offering price per share for Class A shares was $88.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $95,418)	$2,998,997
Affiliated issuers	11,691
Securities lending income	741,637	$3,752,325

Expenses
Advisory fee (see Note B)	2,651,747
Distribution fee—Class A	791,253
Distribution fee—Class B	85,312
Distribution fee—Class C	376,764
Distribution fee—Class R	9,815
Distribution fee—Class K	11,367
Transfer agency—Class A	1,090,083
Transfer agency—Class B	38,482
Transfer agency—Class C	149,356
Transfer agency—Advisor Class	70,533
Transfer agency—Class R	5,104
Transfer agency—Class K	9,093
Transfer agency—Class I	275
Custodian	125,457
Printing	101,060
Registration fees	47,611
Audit and tax	29,993
Directors’ fees	29,539
Administrative	28,740
Legal	19,183
Miscellaneous	21,503

Total expenses		5,692,270

Net investment loss		(1,939,945)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		26,564,870
Foreign currency transactions		(2,824,865)
Net change in unrealized appreciation/depreciation of:
Investments		(12,787,566)
Foreign currency denominated assets and liabilities		(4,156,602)

Net gain on investment and foreign currency transactions		6,795,837

Net Increase in Net Assets from Operations		$4,855,892

See notes to financial statements.

18	• AB GLOBAL THEMATIC GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,939,945)	$(2,786,123)
Net realized gain on investment and foreign currency transactions	23,740,005	94,619,394
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,944,168)	35,673,994

Net increase in net assets from operations	4,855,892	127,507,265
Capital Stock Transactions
Net decrease	(44,228,068)	(145,138,540)

Total decrease	(39,372,176)	(17,631,275)
Net Assets
Beginning of period	722,005,466	739,636,741

End of period (including accumulated net investment loss of ($3,454,008) and ($1,514,063), respectively)	$682,633,290	$722,005,466

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Thematic Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Thematic Growth Funds, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

20	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise

AB GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

22	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2015:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Information Technology	$150,984,066		$22,296,152		$	– 0	–	$173,280,218
Consumer Discretionary	92,893,059		47,495,016			– 0	–	140,388,075
Health Care	81,423,061		48,025,812			– 0	–	129,448,873
Financials	22,634,010		66,495,110			– 0	–	89,129,120
Consumer Staples	32,630,168		50,828,519			– 0	–	83,458,687
Energy	32,505,838		– 0	–		– 0	–	32,505,838
Industrials	7,369,603		5,038,179			– 0	–	12,407,782
Materials	12,251,161		– 0	–		– 0	–	12,251,161
Telecommunication Services	– 0	–	6,520,765			– 0	–	6,520,765
Short-Term Investments	3,269,248		– 0	–		– 0	–	3,269,248
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	27,295,882		– 0	–		– 0	–	27,295,882

Total Investments in Securities	463,256,096		246,699,553	+		– 0	–	709,955,649
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	863,435			– 0	–	863,435
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,630,585)			– 0	–	(4,630,585)

Total^(a)	$463,256,096		$242,932,403		$	– 0	–	$706,188,499

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers from Level 1 to Level 2 during the reporting period.

(a)	An amount of $7,783,261 was transferred from Level 2 to Level 1 due to an increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to

AB GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

24	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of

AB GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2015, the reimbursement for such services amounted to $28,740.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $552,045 for the six months ended January 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,359 from the sale of Class A shares and received $2,389, $6,969 and $150 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2015 is as follows:

Market Value July 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2015 (000)	Dividend Income (000)
$ 3,973	$89,266	$89,970	$3,269	$3

Brokerage commissions paid on investment transactions for the six months ended January 31, 2015 amounted to $238,329, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

26	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $64,577,989, $8,079,419, $273,311 and $80,427 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$156,364,521	$194,185,597

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$123,231,976
Gross unrealized depreciation	(18,809,093)

Net unrealized appreciation	$104,422,883

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

AB GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended January 31, 2015, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

28	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At January 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$863,435	Unrealized depreciation on forward currency exchange contracts	$4,630,585

Total		$863,435		$4,630,585

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,993,807)	$(4,144,090)

Total		$(1,993,807)	$(4,144,090)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended January 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$110,510,229
Average principal amount of sale contracts	$101,657,515

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

AB GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of January 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$13,760	$(10,492)	$	– 0	–	$	– 0	–	$3,268
BNP Paribas SA	31,862	(832)	– 0	–	– 0	–	31,030
Deutsche Bank AG	391,557	(391,557)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	17,589	(17,589)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	401,698	(401,698)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	3,503	– 0	–	– 0	–	– 0	–	3,503
State Street Bank & Trust Co.	3,466	(3,466)	– 0	–	– 0	–	– 0	–

Total	$863,435	$(825,634)	$	– 0	–	$	– 0	–	$37,801	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$10,492	$(10,492)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	832	(832)	– 0	–	– 0	–	– 0	–
Citibank	16,053	– 0	–	– 0	–	– 0	–	16,053
Deutsche Bank AG	1,955,564	(391,557)	– 0	–	– 0	–	1,564,007
Goldman Sachs Bank USA	600,110	(17,589)	– 0	–	– 0	–	582,521
Royal Bank of Scotland PLC	1,546,150	(401,698)	– 0	–	– 0	–	1,144,452
State Street Bank & Trust Co.	501,384	(3,466)	– 0	–	– 0	–	497,918

Total	$4,630,585	$(825,634)	$	– 0	–	$	– 0	–	$3,804,951	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund

30	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2015, the Fund had securities on loan with a value of $25,807,387 and had received cash collateral which has been invested into AB Exchange Reserves of $27,295,882. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $741,637 and $8,705 from the borrowers and AB Exchange Reserves, respectively, for the six months ended January 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended January 31, 2015 is as follows:

Market Value July 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2015 (000)
$24,246	$97,922	$94,872	$27,296

AB GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31, 2014

Class A
Shares sold	84,150	221,010	$7,144,424	$17,625,484

Shares converted from Class B	24,100	71,935	2,048,141	5,706,406

Shares redeemed	(554,130)	(1,410,526)	(47,017,281)	(112,418,208)

Net decrease	(445,880)	(1,117,581)	$(37,824,716)	$(89,086,318)

Class B
Shares sold	8,243	19,305	$586,602	$1,301,954

Shares converted to Class A	(28,573)	(84,785)	(2,048,141)	(5,706,406)

Shares redeemed	(18,032)	(45,283)	(1,284,638)	(3,053,840)

Net decrease	(38,362)	(110,763)	$(2,746,177)	$(7,458,292)

Class C
Shares sold	13,617	30,933	$963,654	$2,102,425

Shares redeemed	(73,419)	(192,612)	(5,278,435)	(13,072,309)

Net decrease	(59,802)	(161,679)	$(4,314,781)	$(10,969,884)

Advisor Class
Shares sold	140,679	87,313	$12,383,963	$7,324,482

Shares redeemed	(127,037)	(488,712)	(11,205,496)	(40,822,818)

Net increase (decrease)	13,642	(401,399)	$1,178,467	$(33,498,336)

Class R
Shares sold	4,372	10,163	$365,602	$808,952

Shares redeemed	(11,875)	(45,410)	(992,728)	(3,453,766)

Net decrease	(7,503)	(35,247)	$(627,126)	$(2,644,814)

Class K
Shares sold	8,341	11,163	$724,181	$907,304

Shares redeemed	(9,504)	(28,390)	(833,030)	(2,300,751)

Net decrease	(1,163)	(17,227)	$(108,849)	$(1,393,447)

Class I
Shares sold	2,533	2,130	$228,162	$168,849

Shares redeemed	(145)	(3,040)	(13,048)	(256,298)

Net increase (decrease)	2,388	(910)	$215,114	$(87,449)

32	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had

AB GLOBAL THEMATIC GROWTH FUND •	33

Notes to Financial Statements

prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2015.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(271,980,336	)(a)
Unrealized appreciation/(depreciation)	113,985,648	(b)

Total accumulated earnings/(deficit)	$(157,994,688)

(a)

On July 31, 2014, the Fund had a net capital loss carryforward of $270,849,518. At July 31, 2014, the Fund had a qualified late-year ordinary loss deferral of $1,130,818, which is deemed to arise on August 1, 2014. During the fiscal year, the Fund utilized $88,938,264 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of July 31, 2014, the Fund had a net capital loss carryforward of $270,849,518 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$147,558,432	n/a	2017
72,543,154	50,767,932	No expiration

34	• AB GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL THEMATIC GROWTH FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2015 (unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 83.73		$ 70.76		$ 57.72		$ 75.21		$ 63.67		$ 58.61

Income From Investment Operations
Net investment income (loss)(a)	(.20)		(.23)		.06		.07		(.41)		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76		13.20		12.98		(17.18)		12.02		5.83
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		12.97		13.04		(17.11)		11.61		5.87

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.38)		(.07)		(.81)

Net asset value, end of period	$ 84.29		$ 83.73		$ 70.76		$ 57.72		$ 75.21		$ 63.67

Total Return
Total investment return based on net asset value(c)*	.64%		18.33%		22.59%		(22.74	) %	18.25%		10.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$546,133		$579,848		$569,053		$576,361		$882,945		$843,840
Ratio to average net assets of:
Expenses	1.50	%^	1.51%		1.50%		1.55%		1.50	%+	1.55	%+
Net investment income (loss)	(.46	)%^	(.29)%		.09%		.10%		(.55	)%+	.07	%+
Portfolio turnover rate	22%		44%		131%		154%		164%		193%

See footnote summary on page 43.

36	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2015 (unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 70.75		$ 60.25		$ 49.53		$ 64.65		$ 55.11		$ 51.23

Income From Investment Operations
Net investment loss(a)	(.45)		(.73)		(.39)		(.41)		(.85)		(.46)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.63		11.23		11.11		(14.71)		10.39		5.15
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.18		10.50		10.72		(15.12)		9.54		4.69

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.81)

Net asset value, end of period	$ 70.93		$ 70.75		$ 60.25		$ 49.53		$ 64.65		$ 55.11

Total Return
Total investment return based on net asset value(c)*	.22%		17.43%		21.64%		(23.39)%		17.31%		9.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,416		$18,090		$22,077		$26,962		$55,473		$72,741
Ratio to average net assets of:
Expenses	2.30	%^	2.28%		2.30%		2.39%		2.30	%+	2.35	%+
Net investment loss	(1.25	)%^	(1.08)%		(.69)%		(.76)%		(1.33	)%+	(.84	)%+
Portfolio turnover rate	22%		44%		131%		154%		164%		193%

See footnote summary on page 43.

AB GLOBAL THEMATIC GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2015 (unaudited)		Year Ended July 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 71.25		$ 60.64		$ 49.82		$ 64.96		$ 55.35		$ 51.42

Income From Investment Operations
Net investment loss(a)	(.44)		(.69)		(.36)		(.35)		(.83)		(.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		11.30		11.18		(14.79)		10.44		5.10
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20		10.61		10.82		(15.14)		9.61		4.74

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.81)

Net asset value, end of period	$ 71.45		$ 71.25		$ 60.64		$ 49.82		$ 64.96		$ 55.35

Total Return
Total investment return based on net asset value(c)*	.27%		17.48%		21.72%		(23.31)%		17.36%		9.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,710		$75,765		$74,286		$78,410		$129,354		$121,020
Ratio to average net assets of:
Expenses	2.25	%^	2.23%		2.23%		2.30%		2.24	%+	2.29	%+
Net investment loss	(1.20	)%^	(1.01)%		(.64)%		(.65)%		(1.28	)%+	(.66	)%+
Portfolio turnover rate	22%		44%		131%		154%		164%		193%

See footnote summary on page 43.

38	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 87.90	$ 74.05	$ 60.23	$ 78.60	$ 66.53	$ 61.03

Income From Investment Operations
Net investment income (loss)(a)	(.08)	(.05)	.28	.27	(.19)	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.79	13.90	13.54	(17.98)	12.54	5.96
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.71	13.85	13.82	(17.71)	12.35	6.31

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.66)	(.28)	(.81)

Net asset value, end of period	$ 88.61	$ 87.90	$ 74.05	$ 60.23	$ 78.60	$ 66.53

Total Return
Total investment return based on net asset value(c)*	.79%	18.70%	22.95%	(22.50)%	18.58%	10.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,465	$34,973	$59,189	$74,474	$106,042	$63,376
Ratio to average net assets of:
Expenses	1.23	%^	1.22%	1.21%	1.25%	1.19	%+	1.25	%+
Net investment income (loss)	(.19	)%^	(.06)%	.40%	.41%	(.25	)%+	.54	%+
Portfolio turnover rate	22%	44%	131%	154%	164%	193%

See footnote summary on page 43.

AB GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 83.17	$ 70.34	$ 57.44	$ 74.85	$ 63.46	$ 58.46

Income From Investment Operations
Net investment income (loss)(a)	(.24)	(.31)	.00	(b)	.06	(.50)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	13.14	12.90	(17.10)	11.99	5.78
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.51	12.83	12.90	(17.04)	11.49	5.81

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.37)	(.10)	(.81)

Net asset value, end of period	$ 83.68	$ 83.17	$ 70.34	$ 57.44	$ 74.85	$ 63.46

Total Return
Total investment return based on net asset value(c)*	.59%	18.24%	22.45%	(22.75)%	18.11%	9.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,357	$3,961	$5,829	$7,548	$7,728	$5,896
Ratio to average net assets of:
Expenses	1.61	%^	1.60%	1.60%	1.60%	1.61	%+	1.62	%+
Net investment income (loss)	(.56	)%^	(.39)%	.00	%(d)	.09%	(.68	)%+	.05	%+
Portfolio turnover rate	22%	44%	131%	154%	164%	193%

See footnote summary on page 43.

40	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 85.29	$ 71.90	$ 58.52	$ 76.47	$ 64.80	$ 59.49

Income From Investment Operations
Net investment income (loss)(a)	(.11)	(.06)	.21	.30	(.26)	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	13.45	13.17	(17.54)	12.21	5.90
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.65	13.39	13.38	(17.24)	11.95	6.12

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.71)	(.28)	(.81)

Net asset value, end of period	$ 85.94	$ 85.29	$ 71.90	$ 58.52	$ 76.47	$ 64.80

Total Return
Total investment return based on net asset value(c)*	.75%	18.61%	22.86%	(22.53)%	18.44%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,950	$8,981	$8,811	$8,516	$5,509	$4,719
Ratio to average net assets of:
Expenses	1.30	%^	1.29%	1.28%	1.29%	1.32	%+	1.30	%+
Net investment income (loss)	(.26	)%^	(.07)%	.31%	.46%	(.34	)%+	.35	%+
Portfolio turnover rate	22%	44%	131%	154%	164%	193%

See footnote summary on page 43.

AB GLOBAL THEMATIC GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended January 31, 2015 (unaudited)	Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 87.63	$ 73.64	$ 59.71	$ 77.88	$ 65.92	$ 60.31

Income From Investment Operations
Net investment income (loss)(a)	.03	.17	.66	.50	(.02)	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	13.82	13.27	(17.83)	12.44	5.98
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.83	13.99	13.93	(17.33)	12.42	6.42

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.84)	(.46)	(.81)

Net asset value, end of period	$ 88.46	$ 87.63	$ 73.64	$ 59.71	$ 77.88	$ 65.92

Total Return
Total investment return based on net asset value(c)*	.92%	19.00%	23.33%	(22.22)%	18.86%	10.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$602	$387	$392	$10,662	$15,646	$5,146
Ratio to average net assets of:
Expenses	.97	%^	.96%	.86%	.89%	.96	%+	.98	%+
Net investment income (loss)	.06	%^	.20%	.97%	.77%	(.02	)%+	.64	%+
Portfolio turnover rate	22%	44%	131%	154%	164%	193%

See footnote summary on page 43.

42	• AB GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than .005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2015 and years ended July 31, 2014, July 31, 2013, July 31, 2012, July 31, 2011 and July 31, 2010 by 0.03%, 0.05%, 0.05%, 0.07%, 0.04% and 0.42%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2011 by 0.03%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB GLOBAL THEMATIC GROWTH FUND •	43

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2) , Vice President Tassos M. Stassopoulos(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty and Mr. Tassos M. Stassopoulos, are the investment professionals with the most significant responsibility for the day-to-day management of the Fund.

44	• AB GLOBAL THEMATIC GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, Global Technology Fund, Inc. merged with Global Health Care Fund, Inc. and was renamed Global Thematic Growth Fund, Inc. Also at this time, the Fund’s non-fundamental investment policy was changed to allow the Fund to pursue a broader mandate across multiple industry sectors worldwide. In connection with the change in investment strategy, the Fund’s portfolio management team was changed.

AB GLOBAL THEMATIC GROWTH FUND •	45

Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee[6]	Net Assets 3/31/14 ($MIL)
Global Thematic Growth Fund, Inc.	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$744.8

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $42,070 (0.005% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed semi-annual period:7

Fund	Total Expense Ratio[8]		Fiscal Year
Global Thematic Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.25% 1.53% 2.28% 2.24% 1.59% 1.27% 0.96%	July 31 (ratios as of January 31, 2014)

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

6	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

46	• AB GLOBAL THEMATIC GROWTH FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein institutional

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB GLOBAL THEMATIC GROWTH FUND •	47

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:10

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Thematic Growth Fund, Inc.	$744.8	Global Thematic Research 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.427%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.11 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Fund, Inc.[12]	Global Thematic Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Thematic Research Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

12	The advisory fee of AVPS Global Thematic Growth Portfolio is based on the portfolio’s average daily net assets and is paid on a monthly basis, in contrast to the Fund, whose fee is based on the Fund’s net assets at the end of each quarter and is paid to the Adviser quarterly.

48	• AB GLOBAL THEMATIC GROWTH FUND

Fund	Luxembourg Fund	Fee[13]
Global Thematic Growth Fund, Inc.	Thematic Research Growth Portfolio
	Class A	1.70%
	Class I	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)15 and the Fund’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike class I shares, whose fee is for only investment advisory services.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

AB GLOBAL THEMATIC GROWTH FUND •	49

Fund	Contractual Management Fee (%)[17]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Fund, Inc.[18]	0.750	0.856	4/12

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

Fund	Total Expense Ratio (%)[20]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Fund, Inc.[21]	1.506	1.378	12/12	1.430	35/53

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, four other Global Multi-Cap Growth Fund (“GMLG”), five Global Multi-Cap Core Cap Funds (“GMLC”) and two Global Multi-Cap Funds (“GMLV”).

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	Most recently completed fiscal year end Class A total expense ratio.

21	The Fund’s EU includes the Fund, EG and all other GMLG, GMLC and GMLV, excluding outliers.

50	• AB GLOBAL THEMATIC GROWTH FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,047, $2,881,581 and $33,038 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,597,401 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar

AB GLOBAL THEMATIC GROWTH FUND •	51

third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

22	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

52	• AB GLOBAL THEMATIC GROWTH FUND

of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended February 28, 2014.27,28

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	25.91	25.74	23.88	2/5	17/43
3 year	2.30	8.81	10.55	5/5	33/34
5 year	18.51	18.75	21.37	3/4	17/21
10 year	4.54	5.97	7.40	2/2	9/9

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
25	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

26	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

27	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The Fund’s Lipper classification changed in 2008 from Technology Funds to GMLG (Global Multi-Cap Growth Funds) as are result of changes to the Fund’s strategy.

AB GLOBAL THEMATIC GROWTH FUND •	53

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

			Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.	25.91	2.30	18.51	4.54	11.74	21.29	0.90	5
MSCI AC World Index (Net)	18.16	8.35	19.58	6.87	N/A	16.36	1.17	5
Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• AB GLOBAL THEMATIC GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GLOBAL THEMATIC GROWTH FUND •	55

AB Family of Funds

NOTES

56	• AB GLOBAL THEMATIC GROWTH FUND

NOTES

AB GLOBAL THEMATIC GROWTH FUND •	57

NOTES

58	• AB GLOBAL THEMATIC GROWTH FUND

NOTES

AB GLOBAL THEMATIC GROWTH FUND •	59

NOTES

60	• AB GLOBAL THEMATIC GROWTH FUND

AB GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0152-0115

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 20, 2015